DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Consultant Class
Statutory Prospectus dated July 29, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund's investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fees and expenses and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual Fund operating expenses from exceeding 0.14% of the Fund's average daily net assets from July 29, 2013 until such time as the voluntary expense cap is discontinued. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all 12b-1 fees for the Class B, Class C, and Consultant Class shares from July 29, 2013 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's and Distributor's voluntary waivers, the total net annual Fund operating expenses for the Fund's shares are 0.14%. The Manager's and Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	Consultant
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	Consultant
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	none	1.00%	1.00%	0.25%
Other expenses	0.24%	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.69%	1.69%	1.69%	0.94%
Fee waivers and expense reimbursements	—	(0.75%)[2]	—	—
Total annual fund operating expenses after fee
waivers and expense reimbursements	0.69%	0.94%	1.69%	0.94%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

[2]	The Fund's distributor, Delaware Distributor, L.P. (Distributor), has contracted to limit the Class B shares’ 12b-1 fees from July 29, 2013 through July 29, 2014 to no more than 0.25% of their average daily net assets. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	Consultant
1 year	$70	$96	$496	$172	$272	$96
3 years	$221	$459	$734	$533	$533	$300
5 years	$384	$847	$1,072	$918	$918	$520
10 years	$859	$1,734	$1,734	$1,998	$1,998	$1,155

The following replaces the fifth bullet in the section entitled, “About your account – Choosing a share class – Class B”.

For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts. The Fund's Distributor has contractually agreed to waive 0.75% and voluntarily agreed to waive 0.25% of the 12b-1 fee. The portion of this waiver that is voluntary may be terminated or modified at any time. The Distributor may also suspend 12b-1 fee payments to broker/dealers and other financial intermediaries at any time.

The following replaces the seventh bullet in the section entitled, “About your account – Choosing a share class – Class B”.

Approximately eight years after you buy them, Class B shares automatically convert to Consultant Class shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B’s higher 12b-1 fee applies.

The following replaces the third bullet in the section entitled, “About your account – Choosing a share class – Consultant Class”.

Consultant Class shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. The 12b-1 fee is typically used to compensate your financial advisor for the ongoing guidance and service he or she provides to you. The Distributor may also suspend 12b-1 fee payments to broker/dealers and other financial intermediaries at any time.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated October 24, 2013.